Right of First Refusal Liability	6 Months Ended
Jun. 30, 2024
Right of First Refusal Liability
Right of First Refusal Liability

9.Right of First Refusal Liability

On February 16, 2024, the Company entered into a letter of intent (the “LOI”) with an unrelated third party (the “third party”) for the purchase of power from the Company’s planned powerhouses to serve certain data centers in the U.S. on a 20-year timeline, and at a rate to be formally specified in one or more future Power Purchase Agreement(s) (each a “PPA”) (subject to the requirement that the price meets the market rate, discount and most favored nation terms contained in the agreement). In addition, the third party will have the right to renew and extend PPAs for additional 20-year terms.

The LOI, provides for the third party to have a continuing right of first refusal for a period of thirty-six (36) months following its execution to purchase energy output produced by certain powerhouses developed by the Company in the U.S., subject to certain provisions and excluded powerhouses, for power capacity of no less than 100 MWe of energy output and up to cumulative maximum of 500 MWe of total energy output (the “ROFR”). In exchange for the ROFR and other rights contained in the LOI, in March 2024, the third party paid the Company $25,000,000 (the “Payment”). In connection with the Payment, the Company agreed to supply power at a discount to the most favored nation pricing that the Company is required to provide the third party in a future PPA (location to be determined); provided, that pricing set out in a PPA shall include an additional discount if needed such that the total savings against most favored nation pricing over the course of the PPA is equivalent to the Payment. The third party can assign its rights under the LOI, in whole or in part, at any time. As of June 30, 2024, the outstanding balance under the right of first refusal liability was $25,000,000, as reflected on the condensed consolidated balance sheets.